UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 30, 2003


                             Roaming Messenger, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                 -------------
                 (State or other jurisdiction of incorporation)



          0-13215                                            30-0050402
---------------------------                                 -------------
(Commission File Number)                                   (I.R.S. Employer
                                                          Identification No.)

           6144 Calle Real Suite, 200, Santa Barbara, California 93117
           ----------------------------------------------------- -----
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (805) 683-7626


                        Latinocare Management Corporation
                          959 Walnut Avenue, Suite 250
                           Pasadena, California 91107
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              (Former name, former address and former fiscal year,
                          if changed since last report)


Total number of pages in this document: 18

                                TABLE OF CONTENTS

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT....................................1

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS................................1

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP..........................................1

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.......................1

ITEM 5.   OTHER EVENTS........................................................1

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF
              NEW DIRECTORS...................................................1

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS ..................................2

SIGNATURES....................................................................2

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.


ITEM 3.  BANKRUPCTY OR RECEIVERSHIP

         Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.


ITEM 5.  OTHER EVENTS.

         On or about May 30, 2003, Warp 9, Inc., a Delaware corporation ("Warp") sent a solicitation of exchange to its shareholders in anticipation of the second Agreement and Plan of Reorganization (the "Second Reorganization Agreement") entered into by Warp and the Company. The Second Reorganization Agreement, scheduled to be effective on June 30, 2003, provides for the Company to issue up to 8,405,263 shares of its Common Stock to the remaining shareholders of Warp in consideration for all of the outstanding voting stock of Warp not already owned by the Company. Under the first Agreement and Plan of Reorganization, which closed in April 2003, the Company issued approximately 122,620,910 shares of the Company's Common Stock to shareholders of Warp in exchange for approximately 93.6% of the outstanding stock of Warp. Upon completion of the Second Reorganization Agreement, the Company will own 100% of the issued and outstanding stock of Warp. After the second closing, the Company expects to have a total of approximately 145,640,271 shares of its Common Stock outstanding. The Company originally estimated that it would have a total of 144,604,098 shares of its Common Stock outstanding after it acquired all of Warp.


ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

         Not applicable.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  2.1   Agreement and Plan of Reorganization with Warp 9, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             ROAMING MESSENGER, INC.
                       ----------------------------------
                                  (Registrant)

Date:  June 11, 2003


                                /s/ Jonathan Lei
                         ------------------------------
                             Jonathan Lei, President














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